Net Sales	12 Months Ended
Dec. 31, 2020
Bio Ventus LLC [Member]
Disaggregation of Revenue [Line Items]
Net Sales
14. Net Sales
The Company attributes net sales to external customers to the U.S. and to all foreign countries based on the location from which the sale originated. The following table presents our net sales by segment disaggregated by geographic markets and major products (Vertical) for the years ended December 31 as follows:

	2020	2019	2018
Primary geographic markets:
U.S.	$293,697	$305,072	$282,895
International	27,464	35,069	36,282

Total net sales	$321,161	$340,141	$319,177

Vertical:
OA joint pain treatment and joint preservation	$171,178	$182,082	$155,576
Minimally invasive fracture treatment	88,624	103,504	121,032
Bone graft substitutes	61,359	54,555	42,569

Total net sales	$321,161	$340,141	$319,177